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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 12, 2002



                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)



              DELAWARE                  001-13461             76-0506313
    (State or other jurisdiction       (Commission         (I.R.S. Employer
          of incorporation)            File Number)        Identification No.)



               950 ECHO LANE, SUITE 100
                    HOUSTON, TEXAS                               77024
       (Address of principal executive offices)                (Zip code)



       Registrant's telephone number, including area code: (713) 647-5700



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits

           99.1 Press Release of Group 1 Automotive, Inc. dated as of December 12, 2002, announcing revised earnings guidance.


ITEM 9.  REGULATION FD DISCLOSURE

         On December 12, 2002, Group 1 Automotive, Inc., a Delaware corporation, issued a press release announcing revised 2002 and 2003 earnings guidance. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Group 1 Automotive, Inc.



    December 13, 2002                       By: /s/ Scott L. Thompson
------------------------------------            --------------------------------
        Date                                    Scott L. Thompson
                                                Executive Vice President,
                                                Chief Financial Officer and
                                                Treasurer



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                                INDEX TO EXHIBITS


     Exhibit No.     Description
     -----------     -----------
        99.1         Press Release of Group 1 Automotive, Inc. dated as of
                     December 12, 2002, announcing revised earnings guidance.